Provisions	12 Months Ended
Mar. 31, 2023
Text block [Abstract]
Provisions
(17) Provisions
The components of and changes in provisions for the year ended March 31, 2023 are as follows:

	Yen (millions)
	Product warranties*	Other	Total
Balance as of April 1, 2022	¥419,201	¥102,812	¥522,013

Provision	¥289,850	¥27,766	¥317,616
Write-offs	(160,757)	(30,887)	(191,644)
Reversal	(33,070)	(8,624)	(41,694)
Exchange differences on translating foreign operations	19,875	6,704	26,579

Balance as of March 31, 2023	¥535,099	¥97,771	¥632,870

Current liabilities and
non-current
liabilities of provisions as of March 31, 2022 and 2023 are as follows:

	Yen (millions)
	2022	2023
Current liabilities	¥268,388	¥362,701
Non-current liabilities	253,625	270,169

Total	¥522,013	¥632,870

Explanatory note:

*
Honda recognizes provisions for product warranties to cover future product warranty expenses. Honda recognizes costs for general warranties on products Honda sells and for specific warranty programs, including product recalls. Honda recognizes general estimated warranty costs at the time products are sold to customers. Honda also recognizes specific estimated warranty program costs when it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate can be made of the amount of the obligation. These provisions are estimated based on historical warranty claim experience with consideration given to the expected level of future warranty costs, including current sales trends, the expected number of units to be affected and the estimated average repair cost per unit for warranty claims. Provisions for product warranties are utilized for expenditures based on the demand from customers and dealers.